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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 21, 2004

                             MDI TECHNOLOGIES, INC.
             (Exact Name of Registrant As Specified In Its Charter)


       Delaware                                         84-1165714
(State of Incorporation)                      (IRS Employer Identification No.)


                        940 West Port Plaza Dr. Suite 100
                               St. Louis, MO 63146
                    (Address of Principal Executive Offices)

                                 (314) 439-6400
              (Registrant's Telephone Number, Including Area Code)






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ITEM 5. OTHER EVENTS

     Registrant announces TSX Venture Exchange approval of its "Issuer Bid" as discussed more fully in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 21,2004



                                                MDI TECHNOLOGIES, INC.


                                                By: /s/ Todd A. Spence
                                                   -----------------------------
                                                   Chief Executive Officer













                                  EXHIBIT INDEX

Exhibit Number 99.1    Press Release of MDI Technologies, Inc. ( the "Company"),
                       dated April 21, 2004.